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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 20, 1996

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                                  ACE LIMITED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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     CAYMAN ISLANDS                 1-11778                NOT APPLICABLE
     (STATE OR OTHER              (COMMISSION             (I.R.S. EMPLOYER
      JURISDICTION               FILE NUMBER)            IDENTIFICATION NO.)
    OF INCORPORATION)

          THE ACE BUILDING                                HM 08
        30 WOODBOURNE AVENUE                           (ZIP CODE)
          HAMILTON, BERMUDA
   (ADDRESS OF PRINCIPAL EXECUTIVE
              OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING ARE CODE: (441) 295-5200

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

  On June 20, 1996, ACE Limited and Tempest Reinsurance Company Limited supplemented their Joint Proxy Statement/Prospectus, dated May 22, 1996. The Supplement was first mailed to shareholders on or about June 21, 1996.

  Included as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Supplement to the Joint Proxy Statement/Prospectus.

ITEM 7. EXHIBITS.

  99.1  Supplement to the Joint Proxy Statement/Prospectus dated June 20,
  1996.

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                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Dated: June 24, 1996

                                          ACE LIMITED

                                                /s/ Christopher Z. Marshall
                                          By: _________________________________
                                                 Christopher Z. Marshall
                                              Executive Vice President and
                                                 Chief Financial Officer


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                                 EXHIBIT INDEX

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
 EXHIBIT                                                             SEQUENTIAL
 NUMBER                         DESCRIPTION                           PAGE NO.
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
         Supplement to the Joint Proxy Statement/Prospectus, dated
  99.1   June 20, 1996.
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